UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2020

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 9, 2020, Enzo Biochem, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated April 9, 2020 (the “Form 8-K”). The Form 8-K inadvertently (i) included Item 7.01 “Regulation FD Disclosure” and (ii) excluded from Item 8.01 “Other Events” certain disclosures regarding litigation involving the claims of certain patents held by the Company (the “Patent Litigation Update”). The sole purpose of this Current Report on Form 8-K/A is to (i) delete Item 7.01 in its entirety from the Form 8-K and (ii) add the Patent Litigation Update to Item 8.01 of the Form 8-K. With the exception of such revisions, no other changes have been made to the Form 8-K, including the disclosure previously included under Item 8.01 of the Form 8-K.

Item 8.01	Other Events

The Company is also filing this Current Report on Form 8-K to provide an update regarding litigation involving the claims of certain patents held by the Company. On March 30, 2020, the U.S. Supreme Court denied the Company’s petition for a writ of certiorari of the U.S. Court of Appeals for the Federal Circuit’s June 20, 2019 decision that affirmed the U.S. District Court for the District of Delaware’s ruling that the asserted claims of U.S. Patent Nos. 6,992,180 (the “180 Patent”) and 8,097,405 (the “405 Patent”) are invalid for lack of enablement. The denial of the Company’s petition pertains to three separate actions: (1) Roche Molecular Systems, Inc.; Roche Diagnostics Corp.; Roche Diagnostics Operations, Inc.; and Roche Nimblegen, Inc. regarding the 180 Patent; (2) Becton, Dickinson and Co.; Becton Dickinson Diagnostics Inc.; and GeneOhm Sciences, Inc. regarding the 180 Patent; and (3) Abbott Laboratories and Abbott Molecular, Inc. regarding the 180 Patent and the 405 Patent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: April 14, 2020	By:	/s/ David Bench
David Bench
Chief Financial Officer